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                                    FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported) September 25, 1997


                       ADVANCED MACHINE VISION CORPORATION
             (Exact name of registrant as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)


                0-20097                                   33-0256103
       (Commission File Number)             (I.R.S. Employer Identification No.)

         2067 Commerce Drive
            Medford, Oregon                                97504
(Address of principal executive offices)                 (Zip Code)

                                  541-776-7700
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)



                            Total Number of Pages: 2


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Item 5.           Other Events

                  On September 25, 1997, Advanced Machine Vision Corporation ("AMV") retired 1,800,000 shares of its outstanding Class A Common Stock. The restricted shares were contributed back to AMV by William J. Young, Alan R. Steel and James Ewan, officers of AMV and its SRC VISION, Inc. subsidiary, to further simplify AMV's capital structure and in an effort to increase shareholder value through the reduction of total outstanding shares.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ADVANCED MACHINE VISION CORPORATION



Date:   September 29, 1997                By:  /s/ Alan R. Steel
                                               ------------------------------
                                                Vice President, Finance and
                                                Chief Financial Officer